                            TRUEVISION, INC.
                                  PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Louis J. Doctor and R. John Curson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of common stock of Truevision, Inc.
held of record by the undersigned on February 4, 1999 at the special meeting of stockholders to be held on March 11, 1999, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL
LISTED HEREON. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                      (PLEASE SEE REVERSE SIDE)


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                           FOLD AND DETACH HERE
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Please mark your votes as indicated in this example /X/

1. To approve and adopt the merger agreement and approve and adopt the merger and the transactions contemplated thereby.

                                                        FOR   AGAINST  ABSTAIN
                                                        / /     / /      / /



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLES. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

---------------------------------------------------
(Signature of Stockholder)

---------------------------------------------------  Dated ______________, 1999
(Signature If Held Jointly)

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                           FOLD AND DETACH HERE